SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Small Cap Value Fund,

Segall Bryant & Hamill Small Cap Growth Fund,

Segall Bryant & Hamill Small Cap Core Fund,

Segall Bryant & Hamill All Cap Fund,

Segall Bryant & Hamill Emerging Markets Fund,

Segall Bryant & Hamill International Small Cap Fund,

Segall Bryant & Hamill Fundamental International Small Cap Fund,

Segall Bryant & Hamill Global All Cap Fund,

Segall Bryant & Hamill Workplace Equality Fund,

Segall Bryant & Hamill Short Term Plus Fund,

Segall Bryant & Hamill Plus Bond Fund,

Segall Bryant & Hamill Quality High Yield Fund,

Segall Bryant & Hamill Municipal Opportunities Fund, and

Segall Bryant & Hamill Colorado Tax Free Fund

(the “Funds”)

Supplement dated September 21, 2021 to the

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),

each dated May 1, 2021, each as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

At a special shareholder meeting held on April 29, 2021, the shareholders of each Fund elected Mr. Thomas J. Abood to serve on the Board of Trustees until his resignation, retirement, death or removal or until his successor is duly elected and qualified.

Over the course of a special shareholder meeting (including adjournments) commencing on April 29, 2021 and ending on August 19, 2021, a new investment advisory agreement between Segall Bryant & Hamill Trust, on behalf of each Fund, and Segall Bryant & Hamill, LLC, the investment adviser, was approved by each Fund’s shareholders.

At the reconvened special shareholder meeting held on June 10, 2021, the shareholders of the Segall Bryant & Hamill Emerging Markets Fund approved changing the Fund from “diversified” to “non-diversified” and eliminating the fundamental investment restriction of the Fund with respect to diversification. Accordingly, the prospectus of the Segall Bryant & Hamill Emerging Markets Fund is amended to include the following principal investment risk:

Non-Diversification Risk: The Fund is a non-diversified fund and may invest more than 5% of its total assets (calculated at the time of purchase) in securities of any one issuer. Funds that are considered non-diversified under the Investment Company Act of 1940 may be considered a greater risk when compared to a diversified fund.

In addition, the first and fourth paragraphs in the section titled “Investment Limitations” on page 2 in the Funds’ SAI is replaced with the following:

Investment Limitations

The Funds (other than the Segall Bryant & Hamill Emerging Markets Fund and the Segall Bryant & Hamill Colorado Tax Free Fund, which are non-diversified) are diversified portfolios of the Trust for the purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

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The Segall Bryant & Hamill Equity Funds or Segall Bryant & Hamill Bond Funds (other than the Segall Bryant & Hamill Emerging Markets Fund and the Segall Bryant & Hamill Colorado Tax Free Fund) may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the U.S. Securities and Exchange Commission (the “SEC”), and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time, purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE